UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 22, 2000
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                        DALLAS SEMICONDUCTOR CORPORATION
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             (Exact name of registrant as specified in its charter)



      Delaware                            1-10464              75-1935715
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
       incorporation                                        Identification No.)


4401 South Beltwood Parkway, Dallas, Texas                         75244
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (972) 371-4000
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                                (Not Applicable)
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(Former name or former address, if changed since last report)

Item 5.  Other Events
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         The  information  set forth in the  Registrant's  news  releases  dated
November 16, 2000, and November 20, 2000 (attached hereto as Exhibit 99.1) is incorporated herein by reference to such news releases.


Item 7.  Exhibits
         --------


                  Designation of
                    Exhibit in
                    this Report                     Description of Exhibit
                  --------------                    ----------------------


                        99.1 Registrant's news releases dated November 16, 2000, and November 20, 2000

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DALLAS SEMICONDUCTOR CORPORATION



                                  By: /s/ Alan P. Hale
                                     -----------------------------
                                     Alan P. Hale
                                     Vice President and
                                     Chief Financial Officer

Date: November 22, 2000